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EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Roadway Corporation of our report dated January 23, 2002, included in the 2001 Annual Report to Shareholders of Roadway Corporation.

Our audits also included the financial statement schedule of Roadway Corporation listed in Item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference of our reports dated January 23, 2002, with respect to the consolidated financial statements of Roadway Corporation, Roadway Express, Inc. and Roadway Next Day Corporation and the financial statement schedule of Roadway Corporation referred to above, included or incorporated by reference in this Annual Report (Form 10-K) of Roadway Corporation, in the following Registration Statements:

REGISTRATION                                                          FILING
    NO.               REGISTRATION STATEMENT DESCRIPTION               DATE
--------------------------------------------------------------------------------

 333-58175    Registration Statement (Form S-8) pertaining         June 30, 1998
              to the Roadway Express Deferred Compensation Plan

 333-02562    Post-Effective Amendment No. 1 to the Registration   July 13, 2001
              Statement (Form S-8) pertaining to the Roadway
              Corporation (as Successor to Roadway Express, Inc.)
              2001 Employee Stock Purchase Plan (fka Roadway
              Express, Inc. 1996 Employee Stock Purchase Plan)

 033-80685    Post-Effective Amendment No. 2 to the Registration   July 13, 2001
              Statement (Form S-8) pertaining to the Roadway
              Express, Inc. 401(k) Stock Savings Plan

 333-65202    Registration Statement (Form S-8) pertaining to      July 16, 2001
              the Roadway Corporation Equity Ownership Plan



                                              /s/ ERNST & YOUNG LLP

Akron, Ohio
March 27, 2002